UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 30, 2003
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                            Bay National Corporation
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             (Exact Name of Registrant as Specified in its Charter)


         Maryland                   333-87781                   52-2176710
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(State of Incorporation)     (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)


               2328 West Joppa Road
               Lutherville, Maryland                                      21093
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               (Address of Principal Executive Offices)               (Zip Code)


              Registrant's Telephone Number, Including Area Code: 410/494-2580
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

     99.1 Press Release dated April 29, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

      On April 29, 2003, the Registrant announced its earnings for the quarter ended March 31, 2003. For further information, reference is made to the Registrant's press release, dated April 29, 2003, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 and Item 12 of Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BAY NATIONAL CORPORATION

Date:  April 30, 2003                   By:  /s/ Hugh W. Mohler
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                                        Hugh W. Mohler, President